CERNER CORPORATION
                       STOCK OPTION PLAN E
                       -------------------
                 (As Amended, December 8, 2000)


1.    Purpose  of Plan.
      ---------------- The purpose of the Plan is to encourage the employees (other than officers who are at the time of grant subject to the provisions of Section 16(a)of the Securities and Exchange Act of 1934) of, and consultants and advisors to, Cerner Corporation (the "Company") and its subsidiaries to participate in the ownership of the Company, and to provide additional incentive for such persons to promote the success of its business through sharing in the future growth of such business.

2.    Effectiveness of Plan.
      ---------------------   The provisions of this  Plan  shall
become effective on the date the Plan is adopted by the Board of Directors of the Company (the "Board of Directors"), and shall govern all options granted hereunder.

3.    Administration.
      -------------- This Plan shall be administered by a committee of the Board of Directors consisting of not less than two nor more than five members of the Board of Directors (the "Committee") appointed by the members of the Board of Directors. The Committee shall have full power and authority to construe, interpret and administer the Plan, and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company. Subject to the terms, provisions and conditions of the Plan, the Committee shall have exclusive authority (i) to select the persons to whom options shall be granted, (ii) to determine the number of shares subject to each option, (iii) to determine the time or times when options will be granted, (iv) to determine the option price of the shares subject to each option, (v) to determine the time when each option may be exercised, (vi) to fix such other provisions of each option agreement as the Committee may deem necessary or desirable, consistent with the terms of this Plan, and (vii) to determine all other questions relating to the administration of this Plan.

4.    Eligibility.
      ----------- Options to purchase shares of common stock of the Company ("Cerner Common Stock") shall be granted under this Plan only to employees of the Company or of any of its subsidiaries who are not officers subject to the provisions of
Section 16(a) of the Securities and Exchange Act of 1934 at the time of grant and consultants and advisors to the Company.

5.   Shares Subject to the Plan.
     -------------------------- Options granted under this Plan shall be granted solely with respect to shares of Cerner Common Stock. Subject to any adjustments made pursuant to the provisions of paragraph 10, the aggregate number of shares of Cerner Common Stock which may be issued upon exercise of all the options which may be granted under this Plan shall not exceed 2,000,000. If any option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall be added to the number of shares otherwise available for options which may be granted in accordance with the terms of this Plan. The shares to be delivered upon exercise of the options granted under this Plan shall be made available, at the discretion of the Committee, from either the authorized but

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unissued shares of Cerner Common  Stock or  any  treasury  shares of Cerner Common  Stock  held  by  the Company.

6.   Option Agreement.
     ---------------- Each option granted under this Plan shall be evidenced by a stock option agreement, which shall be signed by an officer of the Company and by the optionee to whom the option is granted (the "optionee"). The terms of said stock option agreement shall be in accordance with the provisions of this Plan, but it may include such other provisions as may be approved by the Committee. The granting of an option under this Plan shall be deemed to occur on the date on which the stock option agreement evidencing such option is executed by the Company and the optionee. Each stock option agreement shall constitute a binding contract between the Company and the optionee, and every optionee, upon the execution of a stock option agreement, shall be bound by the terms and restrictions of this Plan and such stock option agreement.

7.    Option  Price.
      -------------   The price at which shares of Cerner  Common
Stock may be purchased under an option granted pursuant to this Plan shall be determined by the Committee.

8.   Period and Exercise of Option.
     -----------------------------

      (a) Period--The period during which each option granted under this Plan may be exercised shall be fixed by the Committee at the time such option is granted.

      (b) Exercise--Any option granted under this Plan may be exercised by the optionee (or such other person as the Committee may determine), subject to designation by the Committee in the stock option agreement, only by (i) delivering to the Company written notice of the number of shares with respect to which he is exercising his option right, (ii) paying in full the option price of the purchased shares in cash or (iii) by delivery to the Company of that number of shares of Cerner Common Stock having a fair market value on the date of exercise equal to the sum of the exercise price of the options to be exercised or (iv) surrendering on the date of exercise that number of options which, when multiplied by the excess of the fair market value of the stock which is subject to the surrendered options on the date of exercise over the exercise price for said options, results in a product that is equal to the sum of the exercise price of the remaining options being exercised. Subject to the limitations of this Plan and the terms and conditions of the respective stock option agreement, each option granted under this Plan shall be exercisable in whole or in part at such time or times as the Committee may specify in such stock option agreement.

      (c) Delivery of certificates--As soon as practicable after receipt by the Company of the notice described in subsection (b), and of payment in full of the option price for all of the shares being purchased pursuant to an option granted under this Plan, a certificate or certificates representing such shares of stock shall be registered in the name of the optionee and shall be delivered to the optionee. However, no certificate for fractional shares of stock shall be issued by the Company notwithstanding any request therefor. Neither any optionee, nor the legal representative, legatee or distributee of any optionee, shall be deemed to be a holder of any shares

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of stock subject to an option  granted  under  this  Plan  unless
and  until   the certificate or certificates for such shares have
been issued.

      (d) The Committee shall determine the amount necessary to satisfy and Federal, state and local withholding obligation due on the exercise of all or any part of the options granted hereunder, but in no event shall such amount exceed the amount determined by application of the maximum marginal tax rate in effect under applicable Federal, state and local law. In lieu of providing to the Company cash to satisfy such withholding, the Committee may instruct the Company to withhold said amount from the optionee's compensation or may allow the optionee to elect to satisfy such withholding by directing the Company to retain a number of shares of Cerner Common Stock from the shares of Cerner Common Stock being purchased pursuant to such exercise having a fair market value at the time of exercise equal to the amount to be withheld.

      (e)  Limitations on exercise--The Committee may impose such
limitations  on  the  exercise  of  any  specific  stock   option
agreement as it deems appropriate.

9.    Nontransferability of Options.
      -----------------------------  No option granted under this
Plan shall be transferable or assignable by the optionee other than by will or by the laws of descent and distribution unless expressly permitted under the terms of the stock option agreement or as otherwise permitted by the Stock Option Committee for Stock Option Plan E from time to time.

10. Adjustments Upon Changes in Capitalization. ------------------------------------------ In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares, the number of shares of Cerner Common Stock subject to this Plan and the number of such shares subject to each option granted hereunder shall be correspondingly adjusted by the Committee. The option price for which shares of Cerner Common Stock may be purchased pursuant to an option granted under this Plan shall also be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any option.

11.   Amendment  and  Termination of Plan.
      -----------------------------------   No  option  shall  be
granted pursuant to this Plan after January 1, 2005, on which date this Plan will expire except as to options then outstanding, which options shall remain in effect until they have been exercised or have expired. The Board of Directors may at any time before such date amend, modify or terminate the Plan.

12.       Governing Law.
          -------------   This Plan and the rights of all persons
claiming   hereunder  shall  be  construed  and   determined   in
accordance with the laws of the State of Missouri.

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